UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

THE AES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

EXPLANATORY NOTE

On March 9, 2015, The AES Corporation filed its definitive proxy statement for its Annual Meeting of Stockholders to be held on April 23, 2015. The proxy card included in the initial filing has been modified and is attached.

Important Annual Meeting Information

ADMISSION TICKET

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time on April 23, 2015.

Vote by Internet
- Go to **www.envisionreports.com/aes**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone
- Call toll free 1-800-652-VOTE(8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

ANNUAL MEETING PROXY CARD

1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETUN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

A - Proposals - The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6, and 7, and AGAINST Stockholder Proposals 8 and 9.

1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Andrés Gluski	☐	☐	☐	02 - Charles L. Harrington	☐	☐	☐	03 - Kristina M. Johnson	☐	☐	☐
04 - Tarun Khanna	☐	☐	☐	05 - Holly K. Koeppel	☐	☐	☐	06 - Philip Lader	☐	☐	☐
07 - James H. Miller	☐	☐	☐	08 - John B. Morse, Jr.	☐	☐	☐	09 - Moisés Naím	☐	☐	☐
10 - Charles O. Rossotti	☐	☐	☐								

	For	Against	Abstain		For	Against	Abstain
2. To re-approve The AES Corporation 2003 Long Term Compensation Plan, As Amended and Restated.	☐	☐	☐	3. To re-approve The AES Corporation Performance Incentive Plan, As Amended and Restated.	☐	☐	☐
4. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year 2015.	☐	☐	☐	5. To approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
6. To approve, on an advisory basis, the Company's nonbinding proposal to allow Stockholders to request special meetings of Stockholders.	☐	☐	☐	7. To approve, on an advisory basis, the Company's nonbinding proposal to provide proxy access for Stockholder-nominated director candidates.	☐	☐	☐
8. If properly presented, to vote on a nonbinding Stockholder proposal relating to special meetings of stockholders.	☐	☐	☐	9. If properly presented, to vote on a nonbinding Stockholder proposal relating to proxy access.	☐	☐	☐

B - Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

2015 Annual Meeting Admission Ticket
The AES Corporation Annual Meeting of Stockholders
Thursday, April 23, 2105, 9:30 AM EDT
NRECA Conference Center
4301 Wilson Boulevard
Arlington, Virginia 22203
(Doors to meeting open at 8:30 AM)
Upon arrival, please present this admission ticket
and photo identification at the registration desk.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
PROXY - THE AES CORPORATION
Proxy Solicited on Behalf of the Board of Directors of The AES Corporation for Annual Meeting April 23, 2015
The Undersigned hereby appoints Andrés Gluski or Brian Miller, or either of them, and any substitute or substitutes, to be the attorneys and Proxies of the undersigned at the Annual Meeting of Stockholders of The AES Corporation (“AES”) to be held at 9:30 a.m. EDT on Thursday, April 23, 2015 at the NRECA Conference Center, 4301 Wilson Boulevard, Arlington, VA 22203, or at any adjournment or postponement thereof, and to vote at such meeting the shares of Common Stock of AES the undersigned held of record on the books of AES on the record date for the meeting for the election for the Nominees listed on the reverse side of this card (Proposal 1), the re- approval of The AES Corporation 2003 Long Term Compensation Plan, As Amended and Restated (Proposal 2), the re-approval of The AES Corporation Performance Incentive Plan, As Amended and Restated (Proposal 3), the ratification of the appointment of Ernst & Young as the independent auditors of the Company for year 2015 (Proposal 4), to approve, on an advisory basis, the Company’s executive compensation (Proposal 5), to approve, on an advisory basis, the Company’s nonbinding proposal to allow Stockholders to request special meetings of Stockholders (Proposal 6), to approve, on an advisory basis, the Company’s nonbinding proposal to provide proxy access for Stockholder-nominated director candidates (Proposal 7) and, if properly presented, to vote on a nonbinding Stockholder proposal relating to special meetings of stockholders (Proposal 8), and if properly presented, to vote on a nonbinding Stockholder proposal relating to proxy access (Proposal 9) referred to on the reverse side of this card and described in the Proxy Statement.
This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3, 4, 5, 6 and 7 and AGAINST Proposals 8 and 9, and the proxies are authorized, in accordance with their judgment, to vote upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.
You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE of this Proxy Card but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your share unless you sign and return this card, or vote by telephone or the Internet.
PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE OF THIS PROXY CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Your vote is important. Please vote immediately
C - Non-Voting Items
Change of Address - Please print your new address below Comments - Please print your comments below
Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.